                                                              ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE YEAR
                                                       ENDED NOVEMBER 30, 1997




[LOGO]
Seeks growth of capital and reduction of risk


KEMPER QUANTITATIVE
EQUITY FUND


                                             "... Our experience is that solid

                                               investment ideas can offer good

                                             returns, not just over the course

                                               of months, but over years. ..."






                                                           [LOGO] KEMPER FUNDS

CONTENTS
                            3
            ECONOMIC OVERVIEW
                            5
           PERFORMANCE UPDATE
                            9
             INDUSTRY SECTORS
                           10
             LARGEST HOLDINGS
                           11
     PORTFOLIO OF INVESTMENTS
                           13
                    REPORT OF
         INDEPENDENT AUDITORS
                           14
         FINANCIAL STATEMENTS
                           16
                     NOTES TO
         FINANCIAL STATEMENTS
                           20
         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AT A GLANCE

--------------------------------------------------------------------------------
 KEMPER QUANTITATIVE EQUITY FUND
 TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1997 (UNADJUSTED FOR ANY SALES CHARGE)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Class A                                    19.25%
Class B                                    18.37%
Class C                                    18.45%
Lipper Growth Funds Category Average*      22.00%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------

                            AS OF    AS OF
                           11/30/97 11/30/96
 ............................................
 KEMPER QUANTITATIVE
 EQUITY FUND CLASS A       $13.03   $ 11.12
 ............................................
 KEMPER QUANTITATIVE
 EQUITY FUND CLASS B       $12.84   $ 11.04
 ............................................
 KEMPER QUANTITATIVE
 EQUITY FUND CLASS C       $12.86   $ 11.05
 ............................................

--------------------------------------------------------------------------------
 KEMPER QUANTITATIVE EQUITY FUND
 LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY

                       CLASS A    CLASS B    CLASS C
 .....................................................
    1-YEAR             #554 of    #582 of   #581 of
                      791 funds  791 funds  833 funds
 .....................................................

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE FISCAL YEAR, KEMPER QUANTITATIVE EQUITY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                     CLASS A  CLASS B  CLASS C
 ..............................................................
 SHORT-TERM CAPITAL GAIN             $ 0.19   $ 0.19   $ 0.19
 ..............................................................

--------------------------------------------------------------------------------
TERMS TO KNOW

YOUR FUND'S STYLE

                  STYLE
                                      SIZE

            VALUE     BLEND     GROWTH
                        X               LARGE
                                        MEDIUM
                                        SMALL

--------------------------------------------------------------------------------
 MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------
Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of November 30, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

INDEX An unmanaged group of securities that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect reinvestment of dividends of the securities in the index.

INTRINSIC VALUE Valuation determined by applying data inputs to a valuation theory or model. The resulting value is compared to the prevailing market price.

QUANTITATIVE ANALYSIS Analysis dealing with measurable factors as distinguished with such qualitative considerations as the character of management or the state of employee morale. Examples of quantitative analysis include the value of assets; the cost of capital; the historical and projected patterns of sales, costs and profitability and a wide range of considerations in the area of economics.

ECONOMIC OVERVIEW

  [PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period.
  As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.
  First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.
  Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.
  Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.
  To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.
  Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

 ECONOMIC OVERVIEW

ECONOMIC GUIDEPOSTS

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC EXPANSION GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              NOW (12/31/97)     6 MONTHS AGO     1 YEAR AGO    2 YEARS AGO
10-year Treasury rate (1)                 5.81             6.22          6.58           5.65
Prime rate (2)                            8.50             8.50          8.25           8.50
Inflation rate (3)                        1.70             2.23          3.04           2.72
The U.S. dollar (4)                      10.43             7.32          4.59          -0.57
Capital goods orders (5)*                11.61             8.58          2.23           9.56
Industrial production (5)*                5.59             3.91          4.70           2.34
Employment growth (6)                     2.66             2.30          2.41           1.57

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AS INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
* DATA AS OF NOVEMBER 30, 1997.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.
  International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.
  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ MAUREEN ALLYN

MAUREEN ALLYN
CHIEF ECONOMIST, Scudder Kemper Investments, Inc.

January 9, 1998

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

[PHOTO]
DANIEL J. BUKOWSKI IS A SENIOR VICE PRESIDENT OF WHAT IS NOW SCUDDER KEMPER INVESTMENTS, INC. BUKOWSKI ALSO MANAGES KEMPER QUANTITATIVE EQUITY FUND. HE HAS MORE THAN 10 YEARS OF EXPERIENCE IN THE CAPITAL MARKETS AND HOLDS A BACHELOR'S DEGREE AND AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

Q     DID THE FUND'S PERFORMANCE
      FOR THE YEAR MEET
      YOUR EXPECTATIONS?

A     Yes, on an absolute basis
      the fund's performance was excellent. Class A shares had a total return (unadjusted for any sales charge) of 19.25 percent for the year. This was a strong return in a remarkably robust market. However, the difference between our return and the 26.25 percent return of the benchmark Russell 1000 Growth Index requires some explanation.
  First, the index is weighted towards the largest companies in it -- primarily big brand-name growth companies like Procter & Gamble, Pfizer, Coca-Cola, Gillette, Microsoft and Eli Lilly. These companies are frequently referred to as the "Nifty Fifty" by the popular press. Few if any of these companies are currently priced low enough relative to their earnings to fit with our "growth at a reasonable price" approach. For example, Coca-Cola recently sold at 40 times 1997 earnings -- that's a lot to pay, and we think at that level there is more downside risk than upside potential, even though it's a fine growth company. So we tended not to have large positions in these types of names.
  Unfortunately, the market didn't seem very concerned about value for much of the fiscal year -- investors just continued to bid up the prices of big, brand-name companies. There were two reasons for this. First, uncertainty about the direction of interest rates during the first part of the year prompted investors to favor big companies whose bottom lines tend to be less affected by interest rate changes. Second, concern over the impact of Asia's prob-lems during the last two months of the year prompted a "flight to safety," and large cap, brand-name companies benefited.

Q     WERE THE HIGH PRICES OF THESE
      COMPANIES THE ONLY REASON YOU DIDN'T BUY MORE?

A     Price is the main reason
      but not the only one. We also manage the fund with tax efficiency in mind. We didn't sell current holdings to buy big cap consumer stocks because doing so would have dramatically boosted the fund's taxable capital gains exposure, but only provided modest upside potential. For us, that didn't make a lot of sense. Our experience is that solid investment ideas can offer good returns not just over the course of months, but over years. Unless there's a compelling reason to sell stocks, we'll hang onto them. We think that's the best way to serve our shareholders.

Q     WITH THE PASSAGE OF THE NEW
      TAX ACT, SHAREHOLDERS MAY BE INTERESTED IN HOW YOU MANAGE THE FUND FOR TAX EFFICIENCY. COULD YOU FURTHER DESCRIBE YOUR APPROACH?

A     Certainly. We work to
provide tax efficiency in a couple of ways: (1) keeping turnover relatively low;
(2) when selling shares, paying attention to when they were purchased and at what price, so we can offset gains with losses.
  In this way, we hope to help shareholders keep more of their return rather than giving a portion to Uncle Sam in the form of capital gains tax. It's a strategy that doesn't show up in return numbers, but it can potentially

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
make a big difference in our shareholders' pocketbooks.

Q     EARLIER, YOU MENTIONED A
      COUPLE OF PERIODS OF MARKET UNCERTAINTY. COULD YOU PROVIDE A "PLAY-BY-PLAY" OF MARKET CONDITIONS FOR THE YEAR AND HOW YOU RESPONDED TO THEM?

A     The year began with two
      quarters of strong growth, and with a parallel run-up in interest rates. This increase in rates was caused by fears of a major Federal Reserve Board ("the Fed") rate action.
  Interest rate increases are potentially negative for the financial services stocks in particular, and investor apprehensiveness resulted in buying opportunities in that sector. As a result, the financial services sector was an outstanding performer for the fund (up an average of 50 percent for the fiscal year). Among new positions, we had strong price appreciation in Federal National Mortgage Association ("Fannie Mae") and in Bear Stearns, bought on concern that 1997 would be a weaker year for the brokerage industry. We added to our position in NationsBank, a leading "super-regional" bank, for its potential in a time of rapid nationwide consolidation.
  We found further growth at reasonable prices in the second quarter of 1997 in technology, the largest sector in our portfolio (27 percent) at November 30, 1997. The entire sector was under pressure at the end of the first quarter due to fears of inventory overhang and intense competition. We believed these concerns to be largely unwarranted, and we loaded up on technology stocks. With world demand for personal computers continuing to expand rapidly, we see real long-term growth potential for selected PC makers.
  Technology stocks, along with the rest of the market, rallied strongly during the second and third quarters of 1997, as positive data for the U.S. economy reassured investors. Indications of sustainable growth, low inflation, and declining interest rates created a favorable environment for stocks, a climate which continued through October.
  Believing the health care sector to be overvalued by the market, we took the opportunity to sell some of the particularly high-flying issues such as Bristol Myers Squibb and Medtronic. These sales slightly reduced the fund's short-term performance in health care as measured by the market-cap weighted indexes. But we felt the fund was better served by establishing new positions in more value-oriented issues in the sector, which should enhance long-term fund results. An example is American Home Products, a company possessing strong earnings power. We believe the market had over-reacted to problems this year with diet drugs, creating an excellent buying opportunity. Another portfolio newcomer was Merck, which the market appeared to suspect could not sustain its growth rate derived from revolutionary new drug discoveries. We were rewarded at the end of the fiscal year when the stock moved vigorously upward in response to an announcement from Merck's chairman that the earnings growth rate would be maintained.
  In October, the market's powerful rally was suddenly reversed by emerging problems in Asia, which, as we mentioned earlier, caused a "flight to safety." The fund was particularly hurt by our large exposure to technology, which took the worst of the market's fear. Investors instead favored even further the big-name, large capitalization consumer non-durable stocks. However, we believe that tactic may in the end reverse itself as many of these companies are multi-nationals with heavy exposure to Asia. It is our view that at these lofty price-earnings multiples, even a "flight to safety" can be dangerous. The fate of the so-called "Nifty Fifty" during the 1973-74 bear market is an example. Many of those "couldn't fail" stocks lost over half their value. We prefer to look for growth without paying exorbitant prices. The market hasn't rewarded that approach yet, but we believe it will in the long term.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

Q     HOW DOES THE FUND'S OVERALL
      PRICE-TO-EARNINGS RATIO STACK UP VERSUS THE MARKET?

A     Kemper Quantitative
Equity Fund is trading at an average of 22 times last 12-months' earnings, with an expected growth rate of 16 percent. This compares favorably with the S&P 500 which is at 23 times last 12-months' earnings, with an expected growth rate of 14 percent. So we're paying about the average market price for a growth rate 23 percent above the market. And because this is growth at the right price, the portfolio is less vulnerable in possible corrections.

Q     WHAT'S YOUR OUTLOOK FOR 1998?

A     We believe 1998 will
continue the volatility that marked the end of 1997. But that said, it should be a good year for growth stocks. That's based on several expectations for the economy and interest rates. First, real rates (interest rates minus inflation) are very high. In this situation, we expect to see the long bond stay below six percent, which is very favorable for growth stocks. You can think of it this way: Growth stocks are like longer duration bonds, in that most of their earnings occur farther in the future. Value stocks are relatively like shorter duration bonds, because they tend to offer more immediate earnings. A decline in rates bodes better for longer duration assets.
  Also favorable to growth stocks is that earnings growth is expected to slow in 1998. The reasons include concerns regarding the impact of problems in Asia; reduced opportunities to increase industrial productivity (since many companies have already made a lot of improvements); and diminished tax incentives as a stimulus to industry.
  Slower earnings growth tends to be good for growth stocks, as the more economically sensitive types of stocks typically take the brunt of overall earnings declines. If earnings slow, the market will be willing to pay a premium for what growth it can find, making growth stocks more attractive.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR THE PERIODS ENDED NOVEMBER 30, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                               1-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------
  KEMPER QUANTITATIVE EQUITY FUND CLASS A      12.37%      16.52%       (since 2/15/96)
 .......................................................................................
  KEMPER QUANTITATIVE EQUITY FUND CLASS B      15.37       18.00        (since 2/15/96)
 .......................................................................................
  KEMPER QUANTITATIVE EQUITY FUND CLASS C      18.45       19.57        (since 2/15/96)
 .......................................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

KEMPER QUANTITATIVE EQUITY FUND CLASS
                  A
     GROWTH OF AN ASSUMED $10,000
     INVESTMENT IN CLASS A SHARES
from 2/29/96 to 11/30/97
                                         Kemper Quantitative
                                                 Equity Fund     Russell 1000   Standard & Poor's
                                                  Class A(1)    Growth Index+   500 Stock Index++
2/29/96                                              $10,000          $10,000             $10,000
12/31/96                                             $10,894          $12,519             $11,820
11/30/97                                             $13,168          $15,096             $15,451

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

KEMPER QUANTITATIVE EQUITY FUND CLASS
                  B
     GROWTH OF AN ASSUMED $10,000
     INVESTMENT IN CLASS B SHARES
from 2/29/96 to 11/30/97
                                         Kemper Quantitative
                                                 Equity Fund     Russell 1000   Standard & Poor's
                                                  Class B(1)    Growth Index+   500 Stock Index++
2/29/96                                              $10,000          $10,000             $10,000
12/31/96                                             $11,465          $12,519             $11,820
11/30/97                                             $13,471          $15,096             $15,451

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

KEMPER QUANTITATIVE EQUITY FUND CLASS
                  C
     GROWTH OF AN ASSUMED $10,000
     INVESTMENT IN CLASS C SHARES
from 2/29/96 to 11/30/97
                                         Kemper Quantitative
                                                 Equity Fund     Russell 1000   Standard & Poor's
                                                  Class C(1)    Growth Index+   500 Stock Index++
2/29/96                                              $10,000          $10,000             $10,000
12/31/96                                             $11,475          $12,519             $11,820
11/30/97                                             $13,792          $15,096             $15,451

RETURNS ARE HISTORICAL AND DO NOT REFLECT FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.

*AVERAGE ANNUAL TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND FOR CLASS A SHARES ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75 PERCENT, FOR CLASS B SHARES ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE
(CDSC) AS FOLLOWS: 1 YEAR, 3 PERCENT; 5 YEAR, 1 PERCENT; SINCE INCEPTION, 0 PERCENT. FOR CLASS C SHARES THERE IS NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4 PERCENT. FOR CLASS C SHARES THERE IS A 1 PERCENT CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CDSC IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER QUANTITATIVE EQUITY FUND CLASS A SHARES TO THE INDICES, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE APPLICABLE SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

+THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF COMMON STOCKS
 OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH "EARNINGS/GROWTH" MONEY MANAGERS TYPICALLY SELECT.

++THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS TOWERS DATA SYSTEMS.

--------------------------------------------------------------------------------
INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on November 30, 1997, and on November 30, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             KEMPER QUANTITATIVE EQUITY FUND ON 11/30/97       KEMPER QUANTITATIVE EQUITY FUND ON 11/30/96
Consumer nondurables                                                  28.9%                                             31.3%
Technology                                                            27.3%                                             24.2%
Health care                                                           17.8%                                             13.1%
Finance                                                               12.8%                                              9.3%
Capital goods                                                          6.1%                                              4.9%
Utilities                                                              3.0%                                              5.4%
Basic industries                                                       1.8%                                              1.7%
Consumer durables                                                      1.4%                                              5.0%
Transportation                                                         0.9%                                              1.5%
Energy                                                                 0.0%                                              3.6%

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Quantitative Equity Fund represented on November 30, 1997, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Growth Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             KEMPER QUANTITATIVE EQUITY FUND ON 11/30/97       RUSSELL 1000 GROWTH INDEX ON 11/30/97
Consumer nondurables                                                  28.9%                                      32.1%
Technology                                                            27.3%                                      23.6%
Health care                                                           17.8%                                      19.8%
Finance                                                               12.8%                                       6.8%
Capital goods                                                          6.1%                                      10.0%
Utilities                                                              3.0%                                       1.6%
Basic industries                                                       1.8%                                       2.8%
Consumer durables                                                      1.4%                                       0.6%
Transportation                                                         0.9%                                       0.1%
Energy                                                                 0.0%                                       2.6%

*THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF COMMON STOCKS
 OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH "EARNINGS/GROWTH" MONEY MANAGERS TYPICALLY SELECT.

--------------------------------------------------------------------------------
LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 29 percent of the fund's total net assets on November 30, 1997

--------------------------------------------------------------------------------
      Holdings                                                           Percent
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.    PHILIP         The largest cigarette maker in the U.S. Through        4.0%
      MORRIS         its Miller Brewing subsidiary, it is also the
                     country's second-largest brewer. This company is
                     also a major branded food producer through its
                     Kraft Foods subsidiaries.
--------------------------------------------------------------------------------
2.    INTEL          Engaged in the design, development, manufacture        3.8%
                     and sale of advanced microcomputer components such
                     as integrated circuits and other related products.
--------------------------------------------------------------------------------
3.    CISCO          The largest, most comprehensive supplier of            3.1%
      SYSTEMS        routing software and related systems that direct
                     the flow of data between local area networks, this
                     company is a play on the explosive growth of the
                     Internet.
--------------------------------------------------------------------------------
4.    WORLDCOM       Provides intrastate, interstate and international      3.0%
                     long distance services, along with operator,
                     billing and collection services.
--------------------------------------------------------------------------------
5.    UST            Manufactures and sells moist snuff, wine and           3.0%
                     other products.
--------------------------------------------------------------------------------
6.    WALT DISNEY    Develops and produces family entertainment such as     2.6%
                     theme parks and resorts, film, television and
                     consumer products.
--------------------------------------------------------------------------------
7.    MERCK          A leading research-driven pharmaceutical products      2.4%
                     and services company. Merck discovers, develops,
                     manufactures and markets a broad range of
                     innovative products to improve human and animal
                     health.
--------------------------------------------------------------------------------
8.    COMPAQ         Designs, develops, manufactures and markets            2.4%
      COMPUTER       personal computers for business and professional
                     users.
--------------------------------------------------------------------------------
9.    3COM CORP.     Pioneered the data networking industry. Today,         2.4%
                     3Com offers a broad range of global data
                     networking solutions that include routers, hubs,
                     LAN switches and adapters.
--------------------------------------------------------------------------------
10.   GENERAL        A broadly diversified company with major               2.3%
      ELECTRIC       businesses in power generators, appliances,
                     lighting, plastics, medical systems, aircraft
                     engines, financial services and broadcasting.
--------------------------------------------------------------------------------

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

KEMPER QUANTITATIVE EQUITY FUND

Portfolio of Investments at November 30, 1997
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------

                                                                                   Number
                                                                                     of
 Common stocks                                                                     shares     Value
---------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.8%
                               Crown Cork & Seal Co.                                2,000   $    98
                               Ferro Corp.                                          2,700       103
                               --------------------------------------------------------------------
                                                                                                201
---------------------------------------------------------------------------------------------------
CAPITAL GOODS--6.1%
                               B.F. Goodrich Co.                                    2,300       102
                               Emerson Electric Co.                                   800        44
                               General Electric Co.                                 3,400       251
                         (a)   U.S. Filter Corp.                                    4,600       144
                         (a)   USA Waste Services                                   4,305       142
                               --------------------------------------------------------------------
                                                                                                683
---------------------------------------------------------------------------------------------------
COMMUNICATIONS--6.2%
                         (a)   3Com Corp.                                           7,375       267
                         (a)   Ascend Communications, Inc.                          3,200        80
                         (a)   Cisco Systems                                        4,000       345
                               --------------------------------------------------------------------
                                                                                                692
---------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.7%
                         (a)   AutoZone                                             4,900       147
                               Carnival Corp.                                       4,500       243
                         (a)   Consolidated Stores Corp.                            3,000       146
                               Home Depot                                             800        45
                         (a)   MGM Grand                                            5,000       196
                               NIKE                                                 3,350       163
                               Sears, Roebuck & Co.                                 2,100        96
                         (a)   Tommy Hilfiger Corp.                                 5,000       196
                               Tricon Global Restaurants, Inc.                        350        12
                               Walt Disney Co.                                      3,100       294
                               --------------------------------------------------------------------
                                                                                              1,538
---------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.4%
                               Leggett & Platt Inc.                                 1,500        64
                               Magna International, Inc., "A"                       1,500        95
                               --------------------------------------------------------------------
                                                                                                159
---------------------------------------------------------------------------------------------------
CONSUMER STAPLES--15.2%
                               American Greetings Corp.                             5,400       198
                               Clorox Co.                                           1,000        78
                               Dillard Department Stores                            1,200        44
                               Kimberly-Clark Corp.                                 1,100        57
                               McDonald's Corp.                                     2,700       131
                               Newell Co.                                           3,500       143
                               PepsiCo                                              4,000       147
                               Philip Morris Cos.                                  10,300       448
                               Procter & Gamble Co.                                 1,600       122
                               UST, Inc.                                           10,800       333
                               --------------------------------------------------------------------
                                                                                              1,701
---------------------------------------------------------------------------------------------------
FINANCE--12.8%
                               American General Corp.                               2,000       108
                               Banc One Corp.                                       1,000        51
                               BB & T Corp.                                         1,500        82
                               Bear Stearns Cos.                                    3,000       125
                               Dean Witter Discover                                 2,500       136
                               Federal National Mortgage Association                3,600       190
                               First Chicago NBD Corp.                              1,500       117
                               ITT Hartford Group                                     700        59
                               Jefferson-Pilot Corp.                                1,700       130
                               Merrill Lynch & Co.                                  1,200        84
                               MGIC Investment Corp.                                1,800       105
                               NationsBank                                          2,000       120
                               Republic NY Corp.                                      300        33
                               Safeco Corp.                                         1,100        54
                               Torchmark Corp.                                      1,000        41
                               --------------------------------------------------------------------
                                                                                              1,435

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------

                                                                                   Number
                                                                                     of
 Common stocks                                                                     shares     Value
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
HEALTH CARE--17.8%
                               Abbott Laboratories                                  3,300   $   215
                               ALZA Corp.                                           9,200       246
                               American Home Products Corp.                         2,400       168
                               Astra AB, ADR                                       11,466       195
                         (a)   Biogen                                               3,200       112
                               Crescendo Pharmaceuticals Corp.                        350         4
                         (a)   HealthCare COMPARE Corp.                             3,700       193
                               Johnson & Johnson                                    2,000       126
                               Mallinckrodt Group                                   5,300       196
                               Merck & Co.                                          2,900       274
                               Novartis, ADR                                        1,000        80
                               United Healthcare Corp.                              3,600       187
                               --------------------------------------------------------------------
                                                                                              1,996
---------------------------------------------------------------------------------------------------
PERSONAL COMPUTING--5.0%
                         (a)   Compaq Computer Corp.                                4,300       268
                         (a)   Quantum Corp.                                        4,000       107
                         (a)   Seagate Technology                                   4,000        91
                         (a)   Western Digital Corp.                                4,600        93
                               --------------------------------------------------------------------
                                                                                                559
---------------------------------------------------------------------------------------------------
TECHNOLOGY--16.1%
                         (a)   Applied Materials, Inc.                              5,000       165
                         (a)   Atmel Corp.                                          5,000       112
                         (a)   Computer Sciences Corp.                              3,000       238
                               Diebold                                              2,900       134
                               Intel Corp.                                          5,500       427
                               Linear Technology Corp.                              1,200        77
                         (a)   Microchip Technology                                 1,400        49
                         (a)   Novellus Systems                                     2,700       102
                         (a)   Parametric Technology Corp.                          2,200       111
                               Reynolds & Reynolds Co.                              8,800       168
                         (a)   Sun Microsystems                                     6,100       220
                               --------------------------------------------------------------------
                                                                                              1,803
---------------------------------------------------------------------------------------------------
TRANSPORTATION--.9%
                               Canadian National Railway Co.                        2,000       103
                               --------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
UTILITIES--3.0%
                         (a)   WorldCom, Inc.                                      10,700       342
                               --------------------------------------------------------------------
                               TOTAL COMMON STOCKS--100%
                               (Cost: $10,100)                                               11,212
                               --------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                   Principal
                                                                                   amount   Value
------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENT--.2%
                               Yield--5.20%
                               Due--January 1998
                               (Cost: $25)                                         $25        25
                               -----------------------------------------------------------------
                               TOTAL INVESTMENTS--100.2%
                               (Cost: $10,125)                                            11,237
                               -----------------------------------------------------------------
                               LIABILITIES, LESS CASH AND OTHER ASSETS--(.2)%                (20)
                               -----------------------------------------------------------------
                               NET ASSETS--100%                                          $11,217
                               -----------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $10,125,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation was $1,416,000, the gross unrealized depreciation was $304,000 and the net unrealized appreciation on investments was $1,112,000.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER QUANTITATIVE EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Quantitative Equity Fund as of November 30, 1997, and the related statement of operations for the year then ended and statement of changes in net assets and the financial highlights for the year then ended and for the period from February 15, 1996 (commencement of operations) to November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Quantitative Equity Fund at November 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
January 20, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1997
(IN THOUSANDS)

-------------------------------------------------
 ASSETS
-------------------------------------------------
Investments, at value
(Cost: $10,125)                           $11,237
-------------------------------------------------
Cash                                           48
-------------------------------------------------
Receivable for:
  Fund shares sold                              7
-------------------------------------------------
  Dividends                                     7
-------------------------------------------------
    TOTAL ASSETS                           11,299
-------------------------------------------------
-------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------
Payable for:
  Fund shares redeemed                         25
-------------------------------------------------
  Investments purchased                        21
-------------------------------------------------
  Management fee                                5
-------------------------------------------------
  Distribution services fee                     2
-------------------------------------------------
  Administrative services fee                   1
-------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                              9
-------------------------------------------------
  Trustees' fees and other                     19
-------------------------------------------------
    Total liabilities                          82
-------------------------------------------------
NET ASSETS                                $11,217
-------------------------------------------------
-------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------
Paid-in capital                           $ 9,639
-------------------------------------------------
Undistributed net realized gain on
investments                                   466
-------------------------------------------------
Net unrealized appreciation on
investments                                 1,112
-------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $11,217
-------------------------------------------------
-------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price
  per share
  ($3,780  DIVIDED BY 290 shares
  outstanding)                             $13.03
-------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering
  price)                                   $13.82
-------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($2,730  DIVIDED BY 213 shares
  outstanding)                             $12.84
-------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($1,280  DIVIDED BY 100 shares
  outstanding)                             $12.86
-------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
  per share
  ($3,427  DIVIDED BY 262 shares
  outstanding)                             $13.08
-------------------------------------------------

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1997
(IN THOUSANDS)

------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------
Dividends                                 $   81
------------------------------------------------
Interest                                       5
------------------------------------------------
    Total investment income                   86
------------------------------------------------
Expenses:
  Management fee                              46
------------------------------------------------
  Distribution services fee                   21
------------------------------------------------
  Administrative services fee                  4
------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                            21
------------------------------------------------
  Reports to shareholders                     17
------------------------------------------------
  Professional fees                           16
------------------------------------------------
  Registration fees                            2
------------------------------------------------
  Trustees' fees and other                     5
------------------------------------------------
    Total expenses                           132
------------------------------------------------
NET INVESTMENT LOSS                          (46)
------------------------------------------------
------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------
  Net realized gain on sales of
  investments                                501
------------------------------------------------
  Change in net unrealized appreciation
  on investments                             680
------------------------------------------------
Net gain on investments                    1,181
------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $1,135
------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                        FEBRUARY 15
                                          YEAR ENDED         TO
                                         NOVEMBER 30,   NOVEMBER 30,
                                             1997           1996
--------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------
  Net investment loss                      $   (46)              (11)
--------------------------------------------------------------------
  Net realized gain                            501                88
--------------------------------------------------------------------
  Change in net unrealized appreciation        680               432
--------------------------------------------------------------------
Net increase in net assets resulting
from operations                              1,135               509
--------------------------------------------------------------------
Net equalization credits                        --                 4
--------------------------------------------------------------------
Distribution from net realized gain            (78)               --
--------------------------------------------------------------------
Net increase from capital share
transactions                                 5,564             3,983
--------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                 6,621             4,496
--------------------------------------------------------------------
--------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------
Beginning of period                          4,596               100
--------------------------------------------------------------------
END OF PERIOD                              $11,217             4,596
--------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1  DESCRIPTION OF THE
   FUND
                             Kemper Quantitative Equity Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund commenced operations on February 15, 1996. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.
--------------------------------------------------------------------------------
2  SIGNIFICANT
   ACCOUNTING POLICIES
                             INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                             net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.
--------------------------------------------------------------------------------
3  TRANSACTIONS
   WITH AFFILIATES
                             INVESTMENT MANAGER COMBINATION. Zurich Insurance Company, the parent of Zurich Kemper Investments, Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc. (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company
                             (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $46,000 for the year ended November 30, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                           COMMISSIONS    COMMISSIONS ALLOWED
                                         RETAINED BY KDI    BY KDI TO FIRMS
                                         ---------------  -------------------
Year ended November 30, 1997             $     2,000             18,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                             fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                         DISTRIBUTION FEES     COMMISSIONS AND
                                             AND CDSC       DISTRIBUTION FEES PAID
                                          RECEIVED BY KDI      BY KDI TO FIRMS
                                         -----------------  ----------------------
Year ended November 30, 1997             $       21,000                42,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                           ASF PAID BY    ASF PAID BY
                                         THE FUND TO KDI  KDI TO FIRMS
                                         ---------------  ------------
Year ended November 30, 1997             $     4,000          7,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $10,000 for the year ended November 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $5,000 to independent trustees.
--------------------------------------------------------------------------------
4  INVESTMENT
   TRANSACTIONS
                             For the year ended November 30, 1997, investment transactions (excluding short-term instruments) are as follows (in thousands):

Purchases                                 $12,349
Proceeds from sales                         6,900

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5  CAPITAL SHARE
   TRANSACTIONS
                             The following table summarizes the activity in capital shares of the Fund (in thousands):

                                                                                   FEBRUARY 15
                                                                 YEAR ENDED             TO
                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                    1997               1996
                                                              ----------------   ----------------
                                                              SHARES   AMOUNT    SHARES   AMOUNT
-------------------------------------------------------------------------------------------------
 SHARES SOLD
-------------------------------------------------------------------------------------------------
 Class A                                                        140    $1,750      162    $1,584
-------------------------------------------------------------------------------------------------
 Class B                                                        137     1,715      103     1,004
-------------------------------------------------------------------------------------------------
 Class C                                                         55       647       76       756
-------------------------------------------------------------------------------------------------
 Class I                                                        450     5,443      139     1,428
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
-------------------------------------------------------------------------------------------------
 Class A                                                          3        30       --        --
-------------------------------------------------------------------------------------------------
 Class B                                                          2        19       --        --
-------------------------------------------------------------------------------------------------
 Class C                                                          1        14       --        --
-------------------------------------------------------------------------------------------------
 Class I                                                          1        15       --        --
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 SHARES REDEEMED
-------------------------------------------------------------------------------------------------
 Class A                                                        (11)     (147)      (9)      (99)
-------------------------------------------------------------------------------------------------
 Class B                                                        (27)     (341)      (4)      (35)
-------------------------------------------------------------------------------------------------
 Class C                                                        (36)     (425)      --        --
-------------------------------------------------------------------------------------------------
 Class I                                                       (265)   (3,156)     (63)     (655)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 CONVERSION OF SHARES
-------------------------------------------------------------------------------------------------
 Class A                                                          1        12        1         8
-------------------------------------------------------------------------------------------------
 Class B                                                         (1)      (12)       1        (8)
-------------------------------------------------------------------------------------------------
 NET INCREASE FROM CAPITAL SHARE TRANSACTIONS                          $5,564             $3,983
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              ---------------------------   ---------------------------
                                                                        CLASS A                       CLASS B
                                                              ---------------------------   ---------------------------
                                                                             FEBRUARY 15                   FEBRUARY 15
                                                               YEAR ENDED         TO         YEAR ENDED        TO
                                                              NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                  1997           1996           1997          1996
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.12           9.50          11.04           9.50
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                            (.03)            --           (.08)          (.04)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                               2.13           1.62           2.07           1.58
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 2.10           1.62           1.99           1.54
-----------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain                          .19             --            .19             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $13.03          11.12          12.84          11.04
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                   19.25%         17.05          18.37          16.21
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(A)
-----------------------------------------------------------------------------------------------------------------------
Expenses                                                         1.45%          1.48           2.27           2.32
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                              (.36)%         (.16)         (1.18)         (1.00)
-----------------------------------------------------------------------------------------------------------------------

                                                              ---------------------------   ---------------------------
                                                                        CLASS C                       CLASS I
                                                              ---------------------------   ---------------------------
                                                                             FEBRUARY 15                   SEPTEMBER 9
                                                               YEAR ENDED         TO         YEAR ENDED        TO
                                                              NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                  1997           1996           1997          1996
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.05           9.50          11.14           9.67
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                            (.11)          (.04)          (.01)            --
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                               2.11           1.59           2.14           1.47
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 2.00           1.55           2.13           1.47
-----------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain                          .19             --            .19             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $12.86          11.05          13.08          11.14
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                   18.45%         16.32          19.48          15.20
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(A)
-----------------------------------------------------------------------------------------------------------------------
Expenses                                                         2.16%          2.33           1.26           1.08
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                             (1.07)%        (1.01)          (.17)          (.05)
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------

                                                       FEBRUARY 15
                                          YEAR ENDED       TO
                                         NOVEMBER 30,  NOVEMBER 30,
                                             1997         1996
--------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $   11,217           4,596
--------------------------------------------------------------------
Portfolio turnover rate                          84%             72
--------------------------------------------------------------------
Average commission rates paid per share
on stock transactions                    $    .0597           .0555

--------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges.

(a) The investment manager agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund for the period ended November 30, 1996. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased for the period ended November 30, 1996 by the following amounts: for Class A, 0.78%, for Class B, 0.83%, for Class C, 0.79% and for Class I, 1.15%.

--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
TRUSTEES&OFFICERS

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD-SM-

TRUSTEES

DANIEL PIERCE
Chairman and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

EDMOND D. VILLANI
Trustee

OFFICERS

MARK S. CASADY
President

PHILIP J. COLLORA
Vice President,
Secretary and Treasurer

DANIEL J. BUKOWSKI
Vice President

JERARD R. HARTMAN
Vice President

THOMAS W. LITTAUER
Vice President

ANN M. MCCREARY
Vice President

KATHRYN L. QUIRK
Vice President

STEVEN H. REYNOLDS
Vice President

LINDA J. WONDRACK
Vice President

JOHN R. HEBBLE
Assistant Treasurer

MAUREEN E. KANE
Assistant Secretary

CAROLINE PEARSON
Assistant Secretary

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------

 ..............................................................................
LEGAL COUNSEL                           VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                        222 North LaSalle Street
                                        Chicago, IL 60601
 ..............................................................................
SHAREHOLDER                             KEMPER SERVICE COMPANY
SERVICE AGENT                           P.O. Box 419557
                                        Kansas City, MO 64141
 ..............................................................................
CUSTODIAN AND                           INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                          801 Pennsylvania
                                        Kansas City, MO 64105
 ..............................................................................
INDEPENDENT AUDITORS                    ERNST & YOUNG LLP
                                        233 South Wacker Drive
                                        Chicago, IL 60606
 ..............................................................................
PRINCIPAL UNDERWRITER                   KEMPER DISTRIBUTORS, INC.
                                        222 South Riverside Plaza  Chicago, IL
                                        60606
                                        www.kemper.com

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